Income Tax Recovery	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Tax Disclosure	Income Tax Recovery (Expense)
The following table reflects changes in uncertain tax positions relating to freight tax liabilities, which are recorded in other long-term liabilities on the Company's unaudited consolidated balance sheets:

	Nine Months Ended September 30,
	2021 $	2020 $
Balance of unrecognized tax benefits as at January 1	49,124	49,579
Increases for positions related to the current year	2,890	2,290
Increases for positions related to prior years	3,955	2,906
Decreases for positions taken in prior years	—	(15,164)
Settlements with tax authority	—	(8,556)
Decreases related to statute of limitations	(9,988)	(961)
Foreign exchange gain	(184)	(710)
Balance of unrecognized tax benefits as at September 30	45,797	29,384
Included in the Company's current income tax recovery (expense) are provisions for uncertain tax positions relating to freight taxes. Positions relating to freight taxes can vary each year depending on the trading patterns of the Company's vessels.
During the nine months ended September 30, 2020, the Company secured an agreement with a tax authority, which was based in part on an initiative of the tax authority in response to the COVID-19 global pandemic and included the waiver of interest and penalties on unpaid taxes. As a result, the Company reduced its freight tax liabilities for this jurisdiction by $15.2 million to $8.6 million, of which $7.7 million was paid in August 2020 and $0.9 million was paid in June 2021, with respect to open tax years up to and including 2020.
The Company does not presently anticipate that its provisions for these uncertain tax positions will significantly increase in the next 12 months; however, this is dependent on the jurisdictions in which vessel trading activity occurs. The Company reviews its freight tax obligations on a regular basis and may update its assessment of its tax positions based on available information at that time. Such information may include legal advice as to applicability of freight taxes in relevant jurisdictions. Freight tax regulations are subject to change and interpretation; therefore, the amounts recorded by the Company may change accordingly.